Eastern Virginia Bankshares

NEWS RELEASE

EASTERN VIRGINIA BANKSHARES, INC.

Eastern Virginia Bankshares, Inc. 330 Hospital Road Tappahannock, VA 22560	Contact: Adam Sothen Chief Financial Officer Voice: (804) 443-8404 Fax: (804) 445-1047

March 26, 2013

For Immediate Release

Eastern Virginia Bankshares, Inc. Announces $45.0 Million Capital Raise and Strategic Initiatives

•	$45.0 million investment by Castle Creek Capital Partners, GCP Capital Partners and other institutional investors.

•	Company also intends to conduct $5.0 million rights offering for existing shareholders.

TAPPAHANNOCK, VA — Eastern Virginia Bankshares, Inc. (NASDAQ: EVBS) (the “Company”) announced today that it has entered into securities purchase agreements with affiliates of Castle Creek Capital Partners (“Castle Creek”) and GCP Capital Partners (“GCP Capital”) and certain other institutional investors pursuant to which it expects to raise aggregate gross proceeds of $45.0 million through private placements of approximately 4.6 million shares of common stock and 5.2 million shares of a new series of non-voting mandatorily convertible non-cumulative preferred stock, each at $4.55 per share. The closing of the private placements is subject to shareholder approval and other conditions. The Company also announced plans to conduct a $5.0 million rights offering to allow existing shareholders to purchase common stock at the same purchase price per share as the investors in the private placements. The closing of the rights offering will be conditioned on the closing of the private placements. The Company intends to use the gross proceeds from these capital raises for general corporate purposes, including strengthening its balance sheet and pursuing certain strategic initiatives discussed below.

Joe A. Shearin, President and Chief Executive Officer commented, “We are excited about the capital raise and our partnership with Castle Creek and GCP Capital. This capital raise significantly strengthens our balance sheet and will allow for the resolution of our most significant remaining problem assets and better position the Bank and the Company to expeditiously exit the Written Agreement, which currently restricts us from paying dividends to our shareholders, and TARP. Additionally, we are excited about the financial and strategic flexibility this capital will provide us.”

Continuing, Shearin said “I am very pleased that representatives of Castle Creek and GCP Capital will be joining our Board of Directors, and believe that their expertise and guidance will help contribute to the future success of the Company.”

Strategic Initiatives

The Company plans to use the gross proceeds from the private placements and the rights offering for general corporate purposes, including strengthening its balance sheet, the accelerated resolution and disposition of assets adversely classified by the Company and the optimization of its balance sheet through the restructuring of FHLB advances, with ultimate goals of repurchasing its preferred stock and warrants issued to the U.S. Treasury through the Troubled Asset Relief Program and exiting from the previously disclosed Written Agreement with the Federal Reserve Bank of Richmond and the Virginia Bureau of Financial Institutions.

The Company intends to remove risk from its balance sheet by accelerating the disposition of a portion of the assets adversely classified by the Company, including approximately $13 million in classified loans through a combination of asset sales and “A/B note” structures and approximately $3 million in other real estate owned (“OREO”). Management has also identified approximately $7.5 million in additional adversely classified assets that it expects the Company to retain on the balance sheet and work out over the next twelve months. The ultimate effect of disposing and working out the $23.5 million of adversely classified assets on the Company’s after-tax earnings will depend on ongoing market conditions and other factors.

Given currently favorable market conditions, the Company also intends to optimize its balance sheet by restructuring the $117.5 million in FHLB advances on its balance sheet as of December 31, 2012. The Company currently anticipates pre-paying approximately $94 million in FHLB advances, funded in part by the sale of assets in the Company’s securities portfolio, which pre-payment would result in an estimated pre-tax penalty fee of approximately $14 million. With respect to the balance of the FHLB advances, the Company intends to either pay off the remaining advances at scheduled maturities or to lower existing interest rates through “blend and extend” transactions. Under current market and interest rate conditions, the Company estimates that the restructuring could increase the net interest margin by approximately 60 basis points and annual pre-tax net interest income by approximately $2.9 million.

Investment by Castle Creek, GCP Capital and Other Institutional Investors

The Company has entered into securities purchase agreements with Castle Creek and GCP Capital and certain other institutional investors pursuant to which it expects to raise aggregate gross proceeds of $45.0 million through the issuance and sale of approximately 4.6 million shares of common stock and 5.2 million shares of a new series of non-voting mandatorily convertible non-cumulative preferred stock, each at $4.55 per share. No investor will own more than 9.9% of the Company’s voting securities (or securities that convert into voting securities in the hands of such investor) or 33.3% of the Company’s total equity outstanding, each as calculated under the applicable regulations of the Board of Governors of the Federal Reserve System. The investments are subject to shareholder approval and satisfaction of certain other conditions, which the Company presently expects to be satisfied in the second quarter of 2013.

Pro forma for these private placements, excluding the impact of the rights offering, Castle Creek and GCP Capital will each beneficially own approximately 9.9% of the Company’s voting common stock and 32.0% and 14.1% of the Company’s total equity, respectively. One other investor will beneficially own approximately 9.0% of the Company’s voting common stock and 6.1% of the Company’s total equity. The remainder of the investors will each beneficially own varying ownership interests, in all cases below 4.9% of the Company’s voting common stock and total equity.

The common stock and preferred stock will be issued pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended. The Company has agreed to promptly file a registration statement with respect to the shares of common stock and preferred stock being issued in the private placement and the shares of common stock issuable upon conversion of the shares of preferred stock being issued. The shares of preferred stock to be issued will convert into shares of common stock in the hands of a transferee immediately upon the consummation of certain permitted transfers and under certain other circumstances, each as detailed in the terms of the preferred stock.

Upon closing of the private placements, each of Castle Creek and GCP Capital are entitled to have one representative appointed to both the Company’s and Bank’s Board of Directors, subject to applicable regulatory approvals and corporate governance requirements. In the event one or both of these investors exercise such rights and the requisite approvals are received, these representatives will serve alongside the 13 current directors.

As soon as practicable, the Company will call a meeting of its shareholders for the purpose of approving the issuance and conversion of the privately placed securities under stock exchange rules and approving an amendment of the Company’s bylaws to expand the permitted range of the size of the Board of Directors. The Company intends to hold its annual meeting to elect directors at the same time. The directors and executive officers of the Company have entered into support agreements pursuant to which they have generally agreed to vote their shares in favor of the proposals to be voted upon in connection with the private placements.

Rights Offering to Current Shareholders

The Company also announced plans to conduct a $5.0 million rights offering to allow existing shareholders to purchase common stock at the same purchase price per share as the investors in the capital raise described above. The rights will be non-transferable and will have customary oversubscription privileges, provided that purchases through the rights offering will not be permitted to cause an individual shareholder’s aggregate ownership of the Company’s common stock to exceed 4.9% of the Company’s common stock if the shareholder’s ownership did not previously exceed 4.9%. If the rights offering is oversubscribed, subscriptions will be reduced proportionally based on the pro rata ownership of the common stock. The investors in the private placements are not providing a “back stop” to the rights offering in the event it is undersubscribed. The closing of the rights offering will be conditioned on the closing of the transactions contemplated by the securities purchase agreements.

Mr. Shearin noted, “Our legacy shareholders have stood by our side during the prolonged economic downturn. This rights offering provides these shareholders the opportunity to purchase additional Company shares at the same price as the investment made by Castle Creek, GCP Capital and the other institutional investors and continue to support the Company.”

For additional information regarding the terms and conditions of the capital raise and the securities purchase agreements, please refer to the current report on Form 8-K which the Company expects to file with the Securities and Exchange Commission on March 27, 2013.

Troutman Sanders acted as legal advisor to the Company. Wachtell, Lipton, Rosen & Katz acted as legal advisor to Castle Creek. DLA Piper acted as legal advisor to GCP Capital.

Additional Information

Certain investments discussed above involve the sale of securities in private transactions that will not be registered under the Securities Act of 1933, as amended, and will be subject to the resale restrictions under that Act. Such securities may not be offered or sold absent registration or an applicable exemption from registration. This news release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its shareholders a proxy statement in connection with the transactions contemplated herein (the “Proxy Statement”). The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies. The Proxy Statement will contain important information about the Company and related matters, including the current security holdings of the Company’s respective officers and directors. Security holders are urged to read the Proxy Statement carefully when it becomes available.

The written materials described above and other documents filed by the Company with the SEC will be available free of charge from the SEC’s website at www.sec.gov. In addition, free copies of these documents may also be obtained by directing a written request to: Patricia Gallagher, Eastern Virginia Bankshares, Inc., 330 Hospital Road, P.O. Box 1455, Tappahannock, Virginia 22560.

Forward-Looking Statements

Certain statements contained in this release that are not historical facts may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, certain statements may be contained in the Company’s future filings with the SEC, in press releases, and in oral and written statements made by or with the approval of the Company that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of FHLB advance repayment penalty fees, net interest margins, pre-tax net interest income, revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of the Company or its management or Board of Directors, including those relating to future events in connection with the private placements, including the consummation thereof, the conduct and terms of the rights offering, the use of gross proceeds from the private placements and the rights offering, restructuring of FHLB advances and the effects thereof, strategic initiatives, repurchasing preferred stock and warrants issued to the U.S. Treasury through the Troubled Asset Relief Program, exiting from the Written Agreement, products or services, the performance or disposition of portions of the Company’s asset portfolio, the payment of dividends or the ability to realize deferred tax assets; (iii) statements of future economic performance; (iv) statements regarding the impact of the Written Agreement on our financial condition, operations and capital strategies, including strategies related to payment of dividends on the Company’s outstanding common and preferred stock and to payment of interest on the Company’s outstanding Junior Subordinated Debentures related to the Company’s trust preferred debt; (v) statements regarding the adequacy of the allowance for loan losses; (vi) statements regarding the effect of future sales of investment securities or foreclosed properties; (vii) statements regarding the Company’s liquidity; (viii) statements of management’s expectations regarding future trends in interest rates, real estate values, and economic conditions generally and in the Company’s markets; (ix) statements regarding future asset quality, including expected levels of charge-offs; (x) statements regarding potential changes to laws, regulations or administrative guidance; and (xi) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to:

•	failure to obtain shareholder approval of the private placements or to satisfy any other condition to the closing of the private placements;

•	failure to consummate the rights offering;

•	changes in market conditions that adversely affect the Company’s ability to dispose of or work out assets adversely classified by it on advantageous terms or at all;

•	changes in market and interest rate conditions that adversely affect the Company’s ability to restructure its FHLB advances on advantageous terms;

•	the Company’s ability and efforts to assess, manage and improve its asset quality;

•	the strength of the economy in the Company’s target market area, as well as general economic, market, political or business factors;

•

changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries, decline in real estate values in its markets, or in the repayment ability of individual borrowers or issuers;

•	the effects of the Company’s adjustments to the composition of its investment portfolio;

•	the impact of government intervention in the banking business;

•	an insufficient allowance for loan losses;

•	the Company’s ability to meet the capital requirements of its regulatory agencies;

•	changes in laws, regulations and the policies of federal or state regulators and agencies;

•	adverse reactions in financial markets related to the budget deficit of the United States government;

•	changes in the interest rates affecting the Company’s deposits and loans;

•	the loss of any of the Company’s key employees;

•

changes in the Company’s competitive position, competitive actions by other financial institutions and the competitive nature of the financial services industry and the Company’s ability to compete effectively against other financial institutions in its banking markets;

•

the Company’s potential growth, including its entrance or expansion into new markets, the opportunities that may be presented to and pursued by it and the need for sufficient capital to support that growth;

•	changes in government monetary policy, interest rates, deposit flow, the cost of funds, and demand for loan products and financial services;

•	the Company’s ability to maintain internal control over financial reporting;

•	the Company’s ability to raise capital as needed by its business;

•

the Company’s reliance on secondary sources, such as Federal Home Loan Bank advances, sales of securities and loans, federal funds lines of credit from correspondent banks and out-of-market time deposits, to meet its liquidity needs;

•

the Company’s ability to comply with the Written Agreement, which requires it to designate a significant amount of resources to complying with the agreement and may have a material adverse effect on the Company’s operations and the value of its securities;

•	possible changes to the Company’s Board of Directors, including in connection with the private placements and deferred dividends on the Company’s Capital Purchase Program preferred stock; and

•	other circumstances, many of which are beyond the Company’s control.

Although the Company believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions and projections within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance, actions or achievements of the Company will not differ materially from any future results, performance, actions or achievements expressed or implied by such forward-looking statements. Readers should not place undue reliance on such statements, which speak only as of the date of this report. The Company does not undertake any steps to update any forward-looking statement that may be made from time to time by it or on its behalf.